                                                                 EXHIBIT 10.9(b)

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
19990398/PS08                      03/15/2000             A85263655                             1062.803

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY (If other than Item 6)                 Accting
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326          Commerce
Philadelphia, PA 19107-3396                                                                                         McKenna
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR No., street, county, State and ZIP Code)      9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                                                             ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-004
(410) 263-7616
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 11)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government.
====================================================================================================================================
OTHER (Specify type of modification and authority) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 03/14/2000 1:06:55 PM   Quote Dated:                                                   Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM:06/14/1999     PERFORMANCE PERIOD TO:04/15/2000                                 DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to move funding from some labor categories into ODC's for the KPMG effort.In addition, the task is extended, due to lower utilization rates, as shown in the period of performance. The COTR's revision 8 spreadsheet is referenced in the order mod. Total amount moved from labor to ODCs is $35,815.00.
This modification does not change the value of the task. All other terms and conditions remain the same. ACT number A85263655 applies.

FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $3,244,973.99                  $3,244,973.99                              $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             3/15/00
                                                                   /s/ Robert L. Vitelli
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of person authorized to sign)
====================================================================================================================================
NSN 7540-01-152-8070                                                                                   STANDARD FORM 30 (REV. 10-83)
Previous edition unusable                                                                      Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                   1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MODIFICATION #            3. EFFECTIVE DATE      4. REQ/PURCH REQ. #                    5. PROJECT #  (if applicable)
19990398/AA07                      02/03/2000             A85263655

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ts/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-004
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                06/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103
(B)
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 02/03/2000 8:15:23 AM                Quote Dated:               Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM:06/16/1999        PERFORMANCE PERIOD TO:03/31/2000           DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to add new funding in the amount of $717,703.35 for continuing task requirements.
Total funding rises by $717,703.35, from $2,257,270.64 to $3,244,973.99. All other terms and conditions remain the same. ACT Number
A85263655 applies.

FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $2,527,270.64                  $3,244,973.99                        $717,703.35
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 02/03/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                     [ICON]
       SUBMITTED BY:     Thomas J. Cummings at 02/03/2000
    CLIENT ORDER ID:...  19990398, Mod 07
         CONTRACTOR:     Michael L Zeitschel (TELECOMMUNICATIONS SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     06/16/99 to 03/31/2000
 PROJECT DESCRIPTOR:..   Software Mainten and System Enhancement
     ORDER MOD BODY:     Extension of the POP
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: Extension Via Mod (ige07.xls)

                   ....  ..

           COMMENTS:

 TOTAL ORDER MOD $s:..  $3,244,973.99

 ..  Accepted by Thomas J. Cummings at 02/03/2000  8:15:24 AM

    ..

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                                    1062-803
                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT               1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD NO.               3. EFFECTIVE DATE      4. REQ/PURCH REQ. #                 5. PROJECT #  (if applicable)
19990398/PS06                      01/12/2000             A85263655

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-004
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on agreement to realign existing labor hours to accommodate option year 4 rates and rate categories no longer needed.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON AGREEMENT TO REALIGN EXISTING LABOR HOURS TO ACCOMMODATE OPTION
YEAR 4 RATES AND RATE CATEGORIES NO LONGER NEEDED.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 01/11/2000 2:40:26 PM    Quote Dated:                              Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM:06/16/1999        PERFORMANCE PERIOD TO:02/07/2000          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to realign labor hours and ODCs to accommodate the elimination of expired option year
3 labor hours no longer needed on the task. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $2,527,270.64                  $2,527,270.64                              $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 1/12/00
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

DTS-W: Task Order 19990398 Revision 06

Period of Performance: 1/15/00 - 2/7/00

                                        Awarded    Category         Awarded
Skill Category                           Hours       Rate            Value
--------------                           -----       ----            -----
Principal Engineer YR 3                    -320    $  81.19    $   (25,980.80)
Principal Engineer YR 4                     162    $  83.87    $    13,586.94
Senior Engineer YR 3                       -101    $  63.64    $    (6,427.64)
Senior Engineer YR 4                         75    $  65.74    $     4,930.50
Senior Systems Analyst YR 3                -108    $  54.10    $    (5,842.80)
Senior Systems Analyst YR 4                 130    $  55.88    $     7,264.40
Tech. Subject Matter Expert YR 3           -139    $  77.20    $   (10,730.80)
Tech. Subject Matter Expert YR 4             60    $  79.73    $     4,783.80
Senior Technical Expert YR 3               -109    $ 142.51    $   (15,533.59)
Senior Technical Expert YR 4                235    $ 147.21    $    34,594.35
Administrative Assistant YR 3                -8    $  22.60    $      (180.80)
Administrative Assistant YR 4                20    $  23.35    $       467.00
Program Manager YR 3                         -1    $  85.76    $       (85.76)
Program Manager YR 4                         65    $  88.59    $     5,758.35
Engineer YR 3                               -18    $  44.01    $      (792.18)
Engineer YR 4                                60    $  45.46    $     2,727.60
Systems Analyst YR 3                          0    $  41.18    $          -
Systems Analyst YR 4                          0    $  42.54    $          -
Principal Analyst YR 3                     -126    $  71.58    $    (9,019.08)
Principal Analyst YR 4                        6    $  73.94    $       443.64
                    Total:                  203                $       (36.87)

                                                   Materials:       $2,036.87
                                                   Travel:         -$1,000.00
                                                   Sub-KR:         -$1,000.00
                                                   ODC's:              $36.87

                                       Contractor  Total:      $         0.00

                                         Plus GSA Fee:                  $0.00

Task Total (Rev 05)                                            $ 2,527,270.64
Task Total (Rev 05) with Fee                                   $ 2,640,997.82

Total Task Cost (Rev 06)                                       $ 2,527,270.64
Total Task Cost (Rev 06) with Fee                              $ 2,640,997.82

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                             [ICON]  [ICON]  [ICON]
       SUBMITTED BY:     Thomas J. Cummings at 01/11/2000
    CLIENT ORDER ID:...  19990398, Mod 06
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     06/16/99 to 02/07/2000
 PROJECT DESCRIPTOR:..   Software Maintenance and System Enhancement
     ORDER MOD BODY:     This is a realignment of the existing labor hours and
                         ODC's based on the elimination of Year 3 labor hours
                         no longer needed on this task order.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: Extension(ige06.xls)

                   ....  ..
           COMMENTS:

 TOTAL ORDER MOD $S:..   $2,527,270.64

 ..  Accepted by Thomas J. Cummings at 01/11/2000 2:40:26 PM
    ..

> EDIT HISTORY:

Accting, Commerce, McKenna                                              1062-803
--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

     GUIDE ME             SITE HELP             CONTACT US             HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                   1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT #  (if applicable)
19990398/AA05                      11/23/1999             A85263655
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-004
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B)
====================================================================================================================================
THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
43.103 (B)
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 11/23/1999 12:57:22 PM   Quote Dated:                               Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM:06/16/1999        PERFORMANCE PERIOD TO:01/21/2000           DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to add new funding in the amount of $717,703.34. Total funding rises by $717,703.34, from $1,809,567.30 to $2,527,270.64. All other terms and conditions remain the same. ACT number A85263655 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,809,567.30                  $2,527,270.64                        $717,703.34
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 11/23/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

     GUIDE ME             SITE HELP             CONTACT US             HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                   1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT #  (if applicable)
19990398/AA03                      10/07/1999             A85263655
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C Jockel
TELECOMMUNICATION SYSTEMS INC.              Accounting                          ====================================================
275 West Street, Suite 400                  Commerce                            9B. DATED (SEE ITEM 11)
Annapolis, MD 21401                         McKenna
United States                                                                   ====================================================
(410) 263-7616                                                                  10A MOD OF CONTRACT/ORDER NO.
                                                                                GS03K96DSD1003/T03-99-DS-T-004

====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B)
====================================================================================================================================
THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
43.103 (B)
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 10/05/1999 9:18:49 AM    Quote Dated:                               Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM:06/16/1999        PERFORMANCE PERIOD TO:11/30/1999           DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to add new funding in the amount of $717,703.35. Total funding rises by $717,703.35, from $1,019,863.95 to $1,809,567.30. All other terms and conditions remain the same. ACT number A85263655 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information 817 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,091,863.95                  $1,809,567.30                        $717,703.35
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 10/07/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

DISTRIBUTION OF 9/30/99 MIPR BETWEEN LABOR AND ODC CATEGORIES
(Assume funding will be utilized prior to expiration of Option Year 3)


                              CONTRACT    PROPOSED     CONTRACT
CONTRACT LABOR CATEGORY         RATE       HOURS      LABOR COST

Sr. Tech Expert               $ 142.51        1400  $   199,514.00
Program Manager               $  85.76         247  $    21,139.84
Principal Engineer            $  81.19        2533  $   205,654.27
Senior Engineer               $  63.64        1139  $    72,485.96
Engineer                      $  44.01         220  $     9,682.20
Tech. Subj. Matter Exp        $  77.20         188  $    14,513.60
Principal Analyst             $  71.58         818  $    58,552.44
Sr. Systems Analyst           $  54.10        1200  $    64,920.00
Systems Analyst               $  41.18        -208  $    (8,565.44)
Admin. Asst.                  $  22.60          67  $     1,514.20

                                                  -----------------
TOTAL LABOR                                 7603.5  $   639,411.07

HW/SW                                               $       629.03
Long-Distance Travel                                $          -
Sub-Contractor                                      $    70,000.00
                                                  -----------------
TOTAL ODCS w/G&A                                    $    78,292.28

TOTAL LABOR & ODCs                                  $   717,703.35
                                                  =================

                                 Value of MIPR=     $   717,703.35

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                    5. PROJECT #  (if applicable)
19990398/AA02                      09/17/1999             A852636355
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C Jockel                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-004
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
CHANGES(such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 09/14/1999 10:43:18 AM                Quote Dated:                              Order ID: 19990398
====================================================================================================================================
PERFORMANCE PERIOD FROM: 06/16/1999                    PERFORMANCE PERIOD
                                                       TO: 10/15/1999                            DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to add $123,307.33 in funding taken from the remainder of funds in a previous task.  All other terms and conditions remain the same. ACT number A85263655 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information 817 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                           $973,687.15                  $1,091,863.95                        $118,176.80
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE              16B. OFFICER SIGNATURE Robert L. Vitelli
                                           SIGNED.                16C. 09/17/1999
====================================================================================================================================
GENERAL SERIVICES ADMINISTRATION                                                          STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

                                                                        1062-803
--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMEND/MOD #                  3. EFFECTIVE           4. REQ/PURCH                 5. PROJECT # (if applicable)
19990398/AA01                      07/19/1999             REQ. #
                                                          A85263655

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326
100 Penn Square East
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C. Jockel                         Accting                               ====================================================
TELECOMMUNICATION SYSTEMS INC.            Commerce                              9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                McKenna                               ====================================================
Annapolis, MD 21401                                                             10A. MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T004
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B. DATED (SEE ITEM 13)
                                                                                6/30/99 8:22:07 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is not required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
BOMSOW Dated:7/16/99                  Quote Dated:                              Order ID:19990398
8:51:37 AM
====================================================================================================================================
PERFORMANCE PERIOD                    PERFORMANCE                               DELIVERY DATE:
FROM: 6/16/99                         PERIOD TO: 9/30/99
====================================================================================================================================
The above cited task order number is hereby modified to add funds in the amount of $717,519.92. Labor categories, rates, ODCs and total hours are detailed under the order modification.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                          $256,167.23                     $973,687.15                    $717,519.92
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type                               16A. NAME OF CONTRACTING OFFICER
or print)                                                         robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B.                                       15C. DATE              16B. OFFICER SIGNATURE Robert L. Vitelli
CONTRACTOR/OFFEROR                         SIGNED                 16C. 7/19/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

                                                                  1062.803
--------------------------------------------------------------------------------
                                                         GSA IT
FORM 300                                                    SOLUTIONS SHOP

--------------------------------------------------------------------------------

    GUIDE ME             SITE HELP             CONTACT US             HOME PAGE

                                    [ICON]

====================================================================================================================================
            ORDER FOR SUPPLIES AND SERVICES                      NOTE: MARK ALL PACKAGES                      PAGE 1 OF (1) PAGES
                                                                 WITH ORDER
                                                                 NUMBER/CONTRACT NUMBER
====================================================================================================================================
1. DATE OF ORDER:               2. ORDER               3. CONTRACT NUMBER:                   4. ACT NUMBER:
06/30/1999                         NUMBER:                GS03K96DSD1003                        A85263655
                                   T-03-99-DS-T004
====================================================================================================================================
IMPORTANT:
- This form is not to be used as an invoice. See reverse for invoice requirements and payment information.
- The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.
- Failure to show the ACT number (Block 4) on invoice will delay payment and render the invoice improper.
- Failure to mail invoice to address in Block 24 will delay payment.
- Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld
  (26 U.S.C. 3406(A))
====================================================================================================================================
7. TO: CONTRACTOR (Name, address and zip code)                                  8. TYPE OF ORDER:             REFERENCE:
Jeffrey C Jockel                                                                B. DELIVERY
TELECOMMUNICATION SYSTEMS INC.                                                  ====================================================
275 West Street, Suite 400               Accounting                             Please furnish the following on the terms specified
Annapolis, MD 21401                      Commerce                               on both sides of the order and the attached
United States                            McKenna                                sheets, if any, including delivery as indicated.
(410) 263-7616                                                                  ====================================================

                                                                                This delivery order is subject to instructions
                                                                                contained on this side only of this form and is
                                                                                issued subject to the terms and conditions of the
                                                                                above numbered contract.
                                                                                ====================================================
                                                                                C. MOD                   AUTHORITY FOR ISSUING:
                                                                                NUMBER:
====================================================================================================================================
9A. EMPLOYER'S IDENTIFICATION NUMBER:             9B. CHECK, IF APPROP:         Except as provided herein, all terms and
521526369                                                                       conditions of the original order, as heretofore
                                                                                modified, remain unchanged.
====================================================================================================================================
10A. CLASSIFICATION:                                                            10 B. TYPE OF BUSINESS ORGANIZATION:
C. Small Disadvantaged                                                          Corporation
====================================================================================================================================
11. ISSUING OFFICE: (Address, zip code and telephone no.)   12. REMITTANCE                13. SHIP TO: (Consignee address, zip code
GSA Region 3 - Philadelphia                                 ADDRESS:                      and telephone no.)
Robert L. Vitelli                                           TELECOMMUNICATION             Mark Mayronne
100 Penn Square East                                        SYSTEMS INC.                  1700 North Moore Street
Philadelphia, PA 19107-3396                                 275 West Street, Suite 400    Suite 1475
United States                                               Annapolis, MD 21401           Arlington, VA 22209
(215) 656-6326                                              United States                 United States
====================================================================================================================================
14. PLACE OF INSPECTION AND ACCEPTANCE:                     15. REQUISITION OFFICE: (Name, symbol and telephone no.)
Mark Mayronne                                               thomas j. cummings
1700 North Moore Street                                     GSA Region 3 - Philadelphia
Suite 1475                                                  102 Penn Square East
Arlington, VA 22209                                         PA, PA 19107-3398
United States                                               United States
                                                            (215) 656-6350

====================================================================================================================================
16. F.O.B. POINT:                  17.                 18. DELIVERY F.O.B. POINT          19. PAYMENT/DISCOUNT
Destination                        GOVERNMENT          BEFORE:                            TERMS:
                                   B/L NO:             7/15/99                            Net 30 Days
====================================================================================================================================
20. SCHEDULE This task encompasses the Statement of Work dated 6/04/99 and the contractor's proposal dated 6/17/99 as placed in
ITSS. The task is time and materials
====================================================================================================================================
   ITEM NO.                      SUPPLIES OR           QUANTITY            UNIT           UNIT PRICE          AMOUNT
     (A)                          SERVICES             ORDERED              (D)              (E)                (F)
                                    (B)
====================================================================================================================================
BOMSOW DATE:                            QUOTE DATE:              ORDER ID:                               TYPE OF TASK:
6/4/99 2:20:46 PM                                                19990398                   Project (time & materials)
====================================================================================================================================
                         COST TO GSA:
                          $256,167.23
========================================
-----------------------------------------------------------------------------------------------------------------------------------
DELIVERY DATE:                PERFORMANCE              PERFORMANCE PERIOD:                     TOTAL FROM
                              PERIOD:                  TO7/15/99                                     300A
                              FROM 6/16/99
====================================================================================================================================
21. RECEIVING OFFICE: (Name, symbol and telephone no.)                                         GRAND TOTAL $ AMT
Mark Mayronne, , 703-696-8797                                                                        $256,167.23
====================================================================================================================================
22. SHIPPING POINT:                                         23. GROSS WEIGHT:
====================================================================================================================================
24. MAIL INVOICE TO: (Include zip code)                     25. FOR INQUIRIES REGARDING        25B. TELEPHONE #.:
General Services Administration (FUND: 299X)                PAYMENT CONTACT:
GSA, FTS, Attn: Kathleen Fabrizio 299X                      ========================================================================
The Wanamaker Building                                      26A. NAME OF CONTRACTING/ORDERING  26B. TELEPHONE #.:
100 Penn Square East                                        OFFICER:                           (215) 656-6326
Philadelphia, PA 19107-3396                                 Robert L. Vitelli
                                                            ========================================================================
                                                            26C. SIGNATURE:
                                                            Robert L. Vitelli 6/30/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION              2. CONTRACTOR'S ORIGINAL                     GSA FORM 300 (REV. 2-93)
====================================================================================================================================